Exhibit 10.1


                             SUBSCRIPTION AGREEMENT





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THESE SHARE ARE OFFERED SOLELY TO ACCREDITED INVESTORS (PERSONS OR ENTITIES OF
SUBSTANTIAL MEANS WHO MUST MEET STRICT AND SIGNIFICANT FINANCIAL QUALIFICATIONS AND CAN AFFORD A COMPLETE LOSS OF THEIR INVESTMENT). FOR MORE INFORMATION ON QUALIFICATION AS AN ACCREDITED INVESTOR, PLEASE READ THE SECTION ENTITLED "ACCREDITED INVESTORS" IN THE BODY OF THE MEMORANDUM OF WHICH THIS SUBSCRIPTION AGREEMENT IS A PART.
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Instructions to Subscription Agreement:

         a. Investors wishing to subscribe to purchase SHARES of MARINE EXPLORATION INC should complete and sign this Subscription Agreement.

         b. CAREFULLY REVIEW THE MEMORANDUM OF WHICH THIS SUBSCRIPTION AGREEMENT IS AN EXHIBIT.

         c. Completed Subscription Agreements with completed Investor Questionnaire and payment should be returned to:

                          MARINE EXPLORATION INC, INC.
                   535 16th Street Suite 820, Denver, CO 80202

         d. Payment should be made to "MARINE EXPLORATION INC, INC."

Subscription Agreement:
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The undersigned hereby offers and subscribes to purchase 225,000,000 (two hundred twenty five million) SHARES set forth herein of MARINE EXPLORATION INC, INC. ("MARINE EXPLORATION INC") for $50,000.00. The undersigned understands that the SHARES are being issued without registration under the Securities Act of 1933, as amended (the "Act"), in reliance upon the private placement exemption contained in Sections 3(b) and 4(2) of the Act, and Regulation D promulgated thereunder, and that such reliance is based on the undersigned's representations set forth below. To induce the Company to accept this subscription and issue and deliver the SHARES, the undersigned agrees, warrants, and represents as follows:

1. This offer is subject to acceptance or rejection by MARINE EXPLORATION INC in its sole discretion. This Agreement shall not be binding upon either party until accepted by MARINE EXPLORATION INC.

2. The undersigned is purchasing the SHARES for his or her own account. The undersigned has not offered or sold a participation in this purchase of SHARES, and will not offer or sell the SHARES or interest therein or otherwise, in violation of the Act.

3. The undersigned acknowledges that the SHARES have been offered to him or her in direct communication between himself or herself and MARINE EXPLORATION INC, and not through any advertisement of any kind.



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4. The undersigned acknowledges that he or she has read all the materials included in the Memorandum, that the offer and sale of SHARES to the undersigned were based on the representations and warranties of the undersigned in its Subscription Agreement, and acknowledges that he or she has been encouraged to seek his or her own legal and financial counsel to assist him or her in evaluating this investment. The undersigned acknowledges that MARINE EXPLORATION INC has given him or her and all of his or her counselors access to all information relating to his or her business that they or any one of them has requested. The undersigned acknowledges that he or she has sufficient knowledge, financial and business experience concerning the affairs and conditions of MARINE EXPLORATION INC so that he or she can make a reasoned decision as to this investment in MARINE EXPLORATION INC and is capable of evaluating the merits and risks of this investment.

5. The undersigned acknowledges that he or she is able to bear, and understands, the economic risks of the proposed investment and all other risks disclosed in the Memorandum under the caption RISK FACTORS.

6. The undersigned understands the following: THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION PROVIDED IN SECTION 4(2) AND REGULATION D UNDER THE ACT.

7. This Subscription Agreement has been delivered in, and shall be construed in accordance with the laws of the State of Colorado.

8. The Company hereby represents and warrants as follows:

         (a) Neither the Company nor a predecessor of the Company, affiliated Company; officer, director or general partner of the Company; promoter of the Company presently connected with the Company in any capacity; beneficial owner of ten per cent or more of any class of equity securities of the Company; underwriter of the securities to be offered under this subsection or any partner, director or officer of such underwriter has, within five years of the date of this Agreement:

                  (i) Filed a registration statement which is the subject of a currently effective registration stop order entered by any state securities administrator or the Securities and Exchange Commission;

                  (ii) Been convicted of any criminal offense in connection with the offer, purchase or sale of a security, or involving fraud or deceit;

                  (iii) Been subject to a state administrative enforcement order or judgment finding fraud or deceit in connection with the purchase, offer or sale of any security;

                  (iv) Been subject to a state administrative enforcement order or judgment which prohibits, denies or revokes the use of an exemption from registration in connection with the purchase, offer or sale of a security; or

                  (v) Been subject to an order, judgment or decree of any court of competent jurisdiction temporarily, preliminarily or permanently restraining or enjoining such party from engaging in or continuing to engage in any conduct or practice involving fraud or deceit in connection with the purchase, offer or sale of any security.

         (b) The Company made no advertising or general solicitation in any way in connection with this offering.


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         (c) The Company is not a development stage company with no specific business plan or purpose or a development stage company that has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies; or other entity or person.

         (d) The Company hereby makes this offering in good faith reliance that the offering qualifies for an exemption from registration under Rule 504 of the General Rules and Regulations promulgated under the Securities Act of 1933.

         (e) The Company shall file a notice on Form D in the form prescribed by rule of the Securities and Exchange Commission, not later than the day on which the Company receives from any person an executed subscription agreement or other contract to purchase the securities being offered or the Company receives consideration from any person, therefor, whichever is earlier.

         (f) No compensation was or will be given or paid, directly or indirectly, to any person in connection with this offering and sale of the SHARES.

9. THE UNDERSIGNED IS AN "ACCREDITED INVESTOR" UNDER THE INVESTOR SUITABILITY STANDARDS IMPOSED BY RULE 501, SUBSECTION (A), OF THE GENERAL RULES AND REGULATIONS PROMULGATED UNDER THE SECURITIES ACT OF 1933. FURTHERMORE, THE UNDERSIGNED HAS SUCH KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS SUCH IT IS CAPABLE OF EVALUATING THE RISKS AND MERITS OF AN INVESTMENT IN THE COMPANY AND HAS THE FINANCIAL ABILITY TO BEAR THE ECONOMIC RISKS OF ITS INVESTMENT.

Subscriber:

WestMountain Asset Management hereby offer and subscribe to purchase 225,000,000 number of SHARES set forth herein of MARINE EXPLORATION INC, INC. at $.0002 per share. We have wired $50,000.00 to the account of MARINE EXPLORATION INC, INC. at Community Banks of Colorado.

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Subscriber Signature

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Subscriber Name

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Subscriber Address, City, State, Zip

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Subscriber Entity Type (if not an individual)



MARINE EXPLORATION INC, INC.

The above and foregoing Subscription accepted this ______ day of _____________.

By:
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its:
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